October 22, 2002



                       DREYFUS PREMIER OPPORTUNITY FUNDS
                       - DREYFUS FINANCIAL SERVICES FUND
                            Supplement to Prospectus
                            dated December 28, 2001


     Effective October 17, 2002, William R. Rubin has been appointed as a primary portfolio manager of Dreyfus Premier Opportunity Funds - Dreyfus Financial Services Fund (the "Fund"). Accordingly, the section of the Fund's prospectus entitled "Management" is amended by adding the following:

     "William R. Rubin is the Fund's co-primary portfolio manager since October 17, 2002. Mr. Rubin joined Dreyfus in August of 2002 as a Senior Equity Analyst covering Banks, Thrifts, and Specialty Finance companies. Mr. Rubin spent the last three years covering the financial sector for two hedge funds: Keefe Managers and, most recently, Amarath Advisors LLC/Paloma Partners. From 1993-1999, Mr. Rubin was with Fidelity Management & Research where he held several analyst positions in which he was responsible for researching and recommending stocks for the diversified funds. In addition to his analyst responsibilities, he co-managed the Select Defense Aerospace Portfolio from 1994-1996, co-managed the Select Financial Services Portfolio from 1996-1999 and managed the Select Home Finance Portfolio from 1996-1999. Mr. Rubin earned his B.A. with a dual major in Economics and Political Science from Stanford and his M.B.A. from the Harvard Business School."

     The portion of the paragraph concerning Stephanie J. Maltz in this section is deleted, since she is no longer associated with Dreyfus.